SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):

March 14, 2006

HYDROGEN POWER INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Delaware	0-12374	84-0905189
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

7315 East Peakview Avenue
Englewood, Colorado 80111
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (303) 796-8940

EQUITEX, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As described in the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 20, 2006 (the “Initial 8-K”), effective March 14, 2006, Hydrogen Power International, Inc. (f/k/a Equitex, Inc.) (the “Company” or “Registrant”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with EI Acquisition Corp. a wholly owned subsidiary of the Registrant (“Merger Sub”), and Hydrogen Power, Inc. (“HPI”), through which (i) HPI merged with and into Merger Sub, and (ii) Merger Sub, the surviving corporation to the merger and remaining a wholly owned subsidiary of the Registrant, was renamed Hydrogen Power, Inc.

The sole purpose of this amendment to the Initial 8-K is to incorporate as part of the Initial 8-K the information set forth under Item 9.01 below as required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a) Pursuant to paragraph (a) (4) under Item 9.01 of Form 8-K, the attached financial statements were omitted from disclosure contained in the Initial 8-K. Attached hereto are the audited financial statements of Hydrogen Power, Inc. for the years ended December 31, 2005 and 2004.

(b) Pro forma financial information including the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2005. The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2005 gives effect to the acquisition as if it had been consummated on January 1, 2005. A pro forma balance sheet as of March 31, 2006 is not included, as the acquisition is already reflected in the Company’s historical balance sheet included in the Company’s Form 10-Q filed on May 22, 2006.

(d) Exhibits.

23.1	Consent of Independent Auditors.
99.1	Audited financial statements of Hydrogen Power, Inc. for the years ended December 31, 2005 and 2004.
99.2	Unaudited condensed pro forma consolidated statement of operations of Hydrogen Power International, Inc. (f/k/a Equitex, Inc.) for the year ended December 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDROGEN POWER INTERNATIONAL, INC.
Date: May 30, 2006	By: /s/ Thomas B. Olson Thomas B. Olson, Secretary

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EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Auditors.
99.1	Audited financial statements of Hydrogen Power, Inc. for the years ended December 31, 2005 and 2004.
99.2	Unaudited condensed pro forma consolidated statement of operations of Hydrogen Power International, Inc. (f/k/a Equitex, Inc.) for the year ended December 31, 2005.